Summary Prospectus Supplement

February 28, 2018

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated February 28, 2018 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectus dated May 1, 2017

Mid Cap Growth Portfolio (Class I)

Important Notice Regarding Change in Investment Policy

Effective April 30, 2018, the first paragraph of the section of the Summary Prospectus entitled "Principal Investment Strategies" is hereby deleted and replaced with the following:

The Adviser seeks to achieve the Fund's investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell Midcap® Growth Index. As of December 31, 2017, these market capitalizations ranged between $388.9 million and $35 billion.

Please retain this supplement for future reference.